UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 6, 2005

                          Dynamic Materials Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-8328                                  84-0608431
      (Commission File Number)                        (I.R.S. Employer
                                                Identification Number)

                 (303) 655-5700 (Registrant's Telephone Number,
                              Including Area Code)

       5405 Spine Road, Boulder, Colorado                    80301
     (Address of Principal Executive Offices)             (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 |_|   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
 |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))


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Item 7.01   Regulation FD Disclosure

      On June 6, 2005, Dynamic Materials Corporation (the "Company") issued a press release announcing that the board of directors of the Company has declared an annual cash dividend of $0.20 per share to be paid to stockholders of record at the close of business on June 24, 2005.

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits.

            99.1  Press release dated June 6, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DYNAMIC MATERIALS CORPORATION


                              By: /s/ Richard A. Santa
                                  -----------------------------------
                                   Richard A. Santa
                                   Vice President and Chief Financial
                                   Officer



Dated:  June 6, 2005




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                              INDEX TO EXHIBITS

Number      Description
------      -----------

99.1        Press release dated June 6, 2005